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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8--K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 4, 2003

                                SAKS INCORPORATED
             (Exact name of registrant as specified in its charter)



          TENNESSEE                      1-13113               62-0331040
  (State or other jurisdiction    (Commission File Number)    (IRS Employer
       of incorporation)                                    Identification No.)


          750 Lakeshore Parkway
           Birmingham, Alabama                                    35211
          (Address of principal                                 (Zip Code)
           executive offices)

       Registrant's telephone number, including area code: (205) 940-4000

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Item 7.       Financial Statements and Exhibits.
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              (c) Exhibits

                  Exhibit      Description of Document
                  -------      -----------------------

                    99 December 4, 2003 news release announcing sales for the four weeks ended November 29, 2003.


Item 9.       Regulation FD Disclosure.
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On December 4, 2003, Saks Incorporated announced sales for the four weeks ended
November 29, 2003, compared to the four weeks ended November 30, 2002. The December 4, 2003 news release is incorporated herein by reference and is attached hereto as Exhibit 99.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. SAKS INCORPORATED

Date: December 4, 2003                              /s/ Douglas E. Coltharp
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                                                    Douglas E. Coltharp
                                                    Executive Vice President and
                                                    Chief Financial Officer